THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage®, Lincoln Investor Advantage® Advisory,
Lincoln Investor Advantage® Advisory Choice, Lincoln Investor Advantage® Fee-Based,
Lincoln Investor Advantage® Pro, Lincoln Investor Advantage® Pro Advisory,
Lincoln Investor Advantage® Pro Advisory Choice, Lincoln Investor Advantage® RIA,
Lincoln Investor Advantage® RIA Class

Supplement dated October 24, 2025 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2025

This Supplement outlines important changes to certain investment options under your individual annuity contract. These changes are related to Appendix A – Funds Available Under the Contract. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The Board of Trustees of Lincoln Variable Insurance Products Trust recently approved a new sub-advisory agreement between Lincoln Financial Investments Corporation and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (“NIFA”) and a new sub-sub-advisory agreement between NIFA and Macquarie Investment Management Global Limited (together, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements were approved in connection with the acquisition of Macquarie Asset Management’s U.S. and European public investments business (the “Acquisition”). The New Sub-Advisory Agreements will become effective on the closing date of the Acquisition, which is expected to be on or about November 1, 2025 (the “Acquisition Date”). As of the Acquisition Date, the following fund names will be revised accordingly. The Acquisition will not affect the fees or expenses of the funds.
Former Fund Name	New Fund Name
LVIP Macquarie Diversified Floating Rate Fund	LVIP Nomura Diversified Floating Rate Fund
LVIP Macquarie High Yield Fund	LVIP Nomura High Yield Fund
LVIP Macquarie Mid Cap Value Fund	LVIP Nomura Mid Cap Value Fund
LVIP Macquarie SMID Cap Core Fund	LVIP Nomura SMID Cap Core Fund
LVIP Macquarie Social Awareness Fund	LVIP Nomura Social Awareness Fund
LVIP Macquarie U.S. Growth Fund	LVIP Nomura U.S. Growth Fund
LVIP Macquarie U.S. REIT Fund	LVIP Nomura U.S. REIT Fund

All other information about the funds, including principal investment strategies, can be found in the fund’s prospectus.

You can obtain additional information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.